EXHIBIT 10.9

                    AMENDMENT TO REIMBURSEMENT AGREEMENT

         This Amendment dated as of March 15, 2000 amends the Reimbursement Agreement dated as of September 8, 1999, among ACE Limited ("Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), Tempest Reinsurance Company Limited ("Tempest"), the Banks party thereto, Deutsche Bank AG, New York and/or Cayman Islands Branches and Fleet National Bank, as Documentation Agents, and Mellon Bank, as Issuing Bank and Administrative Agent (the "Agreement").

         Parent, the Issuing Bank and the Required Banks (as defined in the Agreement) hereby agree that the Agreement shall be amended as follows:

1. Section 1.01 of the Agreement is amended to add thereto in the appropriate alphabetical position the following definition:

                           "Securitization Transaction" means any sale,
                  assignment or other transfer by Parent or any Subsidiary of any accounts receivable, premium finance loan receivables, lease receivables or other payment obligations owing to Parent or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of Parent or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables.

2. Section 5.01(h) of the Agreement is amended to read in its entirety as follows:

                           (h) Transactions with Affiliates. Conduct, and
                  cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than any such transactions between Loan Parties or wholly-owned Subsidiaries of Loan Parties) on terms that are fair and reasonable and no less favorable than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

3. Section 5.02(a) of each of the Agreements is amended by deleting the word "and" at the end of clause (xiv) thereof, renumbering clause (xvi) thereof as clause (xv), inserting "; and" at the end of clause (xv), and adding the following clause (xvi) thereto:

                           (xvi) Liens arising in connection with
                  Securitization Transactions; provided that the aggregate principal amount of the investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions



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                  (together with the aggregate principal amount of any
                  other obligations secured by such Liens) shall not exceed U.S.$250,000,000.

4. Section 5.02(d) of the Agreement is amended by deleting the word "and" at the end of the clause (v) thereof, inserting "; and" at the end of clause (vi) thereof, and adding the following clause
         (vii) thereto:

                           (vii) Securitization Transactions; provided that
                  the aggregate principal amount of the investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions shall not exceed U.S.$250,000,000.

         The foregoing amendment shall become effective with respect to the Agreement on the date on which the Administrative Agent has received counterparts hereof (by facsimile or otherwise) signed by the Parent, the Issuing Bank and the Required Banks. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.




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                                             ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:

------------------------------
Director

------------------------------
Secretary



                                             MELLON BANK, N.A., as
                                              Administrative Agent, Issuing
                                              Bank and Bank


                                             By:-------------------------------
                                             Title:



                                             DEUTSCHE BANK AG, NEW YORK
                                              AND/OR CAYMAN ISLANDS BRANCHES


                                             By:-------------------------------
                                             Title:


                                             By:-------------------------------
                                             Title:



                                             FLEET NATIONAL BANK


                                             By:-------------------------------
                                             Title:







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                                             THE BANK OF BERMUDA, LIMITED


                                             By:-------------------------------
                                             Title



                                             THE BANK OF NEW YORK


                                             By:-------------------------------
                                             Title:



                                             BANQUE NATIONALE DE PARIS


                                             By:-------------------------------
                                             Title:


                                             By:-------------------------------
                                             Title:



                                             SOCIETE GENERALE


                                             By:-------------------------------
                                             Title:







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